UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2009

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	0-15491	22-2562955
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309

(Address of Principal Executive Office) (Zip Code)

954-316-9008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

Effective June 1, 2009, Rachlin LLP, the independent registered public accounting firm of Parlux Fragrances, Inc. (the “Company”), merged with Marcum LLP and began practicing in Florida as MarcumRachlin, a division of Marcum LLP (“MarcumRachlin”). In addition, effective June 1, 2009, Marcum LLP changed its name from Marcum & Kliegman LLP to Marcum LLP. As a result of the merger, Rachlin LLP effectively resigned as the Company’s independent registered public accounting firm on June 1, 2009. The Audit Committee of the Board of Directors of the Company was advised of the merger and approved the engagement of MarcumRachlin, as the Company’s independent registered public accounting firm, effective June 1, 2009.

Rachlin LLP audited the Company’s consolidated financial statements for the fiscal years ended March 31, 2008 and March 31, 2009. The reports of Rachlin LLP on the consolidated financial statements of the Company for the fiscal years ended March 31, 2008 and March 31, 2009 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Rachlin LLP’s audits of the Company’s financial statements for the fiscal years ended March 31, 2008 and March 31, 2009, and through the interim period ended June 1, 2009, the Company has had no disagreement with Rachlin LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rachlin LLP, would have caused Rachlin LLP to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended March 31, 2008 and March 31, 2009.

Prior to engaging MarcumRachlin, neither the Company nor anyone acting on the Company’s behalf consulted MarcumRachlin regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

16.1	Letter dated June 4, 2009 from MarcumRachlin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2009

PARLUX FRAGRANCES, INC.

By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys,
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting
Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated June 4, 2009 from MarcumRachlin.